UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     Date of Report: November 13, 2006
                     (Date of earliest event reported)

                             FNB CORPORATION
          (Exact name of registrant as specified in its charter)

   Virginia
(State or other              000-24141                 54-1791618
 jurisdiction of            (Commission             (I.R.S. Employer
 incorporation)              File Number)            Identification No.)

                             105 Arbor Drive
                    Christiansburg, Virginia            24068
            (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  540-382-4951

                                 n/a
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.    Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     In FNB Corporation's Current Report on Form 8-K filed April 14, 2006, the Corporation reported the resignation of Daniel A. Becker from his position as Chief Financial Officer effective December 31, 2006.

     As the Board of Directors has not yet found a suitable candidate to replace Mr. Becker, he has agreed to postpone the effective date of his resignation and will continue to serve in his capacity as Chief Financial Officer until January 31, 2007 or until such time as the Board is able to find a suitable candidate to replace him.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FNB CORPORATION
	(Registrant)

                                         /s/ William P. Heath, Jr.
                                         William P. Heath, Jr.
                                         President and Chief Executive
                                         Officer


Date:  November 13, 2006
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